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                                                                    EXHIBIT 10.4


                            (HA LOGISTICS INC. LOGO)


Mr. Barry Erdos
President and Chief Operating Officer Bear
Build-A-Bear Retail Management Inc.
1954 Innerbelt Business  Ctr. Dr.
St. Louis, MO 63114-5760


RE: AGREEMENT FOR LOGISTICS SERVICES dated 02/24/2002

Dear Mr. Erdos:

By this letter, HA Logistics, is requesting a second time extension for the above referenced agreement. We request that Build-A-Bear extend the termination date of the agreement until May 24, 2005.

The justification for the proposed time extensions is based on the current agreement expiration of February 24, 2005 and to provide time for a new agreement to be finalized.

If the extension request is granted, please signify by signing below, and returning a copy of the signed letter to HA Logistics. Upon receipt, we will then consider the agreement to have been extended until the date stated. If this extension is not granted, or further information is needed before an extension may be granted, please advise HA Logistics in writing within ten days of receipt of this letter.

Thank you for your consideration to this request.


Sincerely,

/s/ ALAN HUTTMANN
-------------------------------
Alan Huttmann
President


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The President and Chief Operating Officer Bear hereby agrees to and approves on extension of the above reference agreement until May 24, 2005.


/s/ Barry Erdos                                  5/3/05
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PRESIDENT                                        DATE